o BT INVESTMENT FUNDS o


                           PACIFIC BASIN EQUITY FUND


                                 ANNUAL REPORT
                                SEPTEMBER o 1998

--------------------------------------------------------------------------------
PACIFIC BASIN EQUITY FUND

Table of Contents
--------------------------------------------------------------------------------
      Letter to Shareholders                                           3

      Pacific Basin Equity Fund
             Statement of Assets and Liabilities                       6
             Statement of Operations                                   6
             Statements of Changes in Net Assets                       7
             Financial Highlights                                      7
             Notes to Financial Statements                             8
             Report of Independent Accountants                         9
             Tax Information                                           9

      Pacific Basin Equity Portfolio
            Schedule of Portfolio Investments                         10
            Statement of Assets and Liabilities                       12
            Statement of Operations                                   12
            Statements of Changes in Net Assets                       13
            Statement of Cash Flows                                   13
            Financial Highlights                                      14
            Notes to Financial Statements                             15
            Report of Independent Accountants                         18

                              -------------------
         The Fund is not insured by the FDIC and is not a deposit, obligation of or guarantee by Bankers Trust Company. The Fund is subject to investment risks, including possible loss of principal amount invested.
                              -------------------

--------------------------------------------------------------------------------
Pacific Basin Equity Fund

Letter to Shareholders
--------------------------------------------------------------------------------

We are pleased to present you with this annual report for the year ended September 30, 1998 for the Pacific Basin Equity Fund (the "Fund"). It provides a review of the market, the Portfolio, and our outlook, as well as a complete financial summary of the Fund's operations and a listing of the Portfolio's holdings.

MARKET ACTIVITY
Overall, the region's equity markets experienced extreme weakness throughout the fiscal year, reflecting concerns over weak currencies, high interest rates, financial system instability, and slowing economic growth.

Early in the year, high growth rates and strength in the U.S. dollar caused structural problems in Asian countries with currencies tied to the U.S. dollar. Strong demand for imports coupled with declining export competitiveness placed downward pressure on their exchange rates. This was exacerbated by weakness in the Japanese yen, which, in turn, caused fears of a break in the Hong Kong dollar and a Chinese devaluation.

Central banks in these Asian countries responded by increasing domestic interest rates. This action reduced growth and corporate earnings expectations, causing equity markets to fall sharply. Many Asian companies also had U.S. dollar-based debts, which rapidly increased in size as their own nations' currencies weakened. The result was widespread bankruptcies and a withdrawal of money by international investors.


--------------------------------------------------------------------------------
    Ten Largest Stock Holdings
--------------------------------------------------------------------------------
  Smartone Telecommunications                Datacraft Asia Ltd.
--------------------------------------------------------------------------------
  Elec & Eltek International                 National Mutual Asia Ltd.
  Holdings Ltd.
--------------------------------------------------------------------------------
  Mahanagar Telecommunications               ITC Ltd., GDR
  Nigam Ltd., GDR
--------------------------------------------------------------------------------
  Pohang Iron & Steel                        Road King Infrastructure Ltd.
--------------------------------------------------------------------------------
  New World Infrastructure Ltd.              Taiwan Semiconductor
--------------------------------------------------------------------------------

Asian equity markets were also dragged down by developments in other emerging market regions. This was particularly true of Russia, which devalued its ruble and defaulted on its domestic debt only weeks after entering into a new International Monetary Fund (IMF)-assisted bailout. Extreme currency weakness in Latin America also affected investor sentiment.


Still, some stabilization was found in the Asian equity markets late in the fiscal year, based on several government actions. These include:

o government intervention in the Hong Kong equity market

o implementation of capital controls in Malaysia, and

o the Federal Reserve Board's decision to officially reduce the fed funds rate by 0.25% on September 29, 1998, reflecting its concern over developments in global financial system instability and a possible slowdown in U.S. economic growth.

Periods ended September 30, 1998                Cumulative Total Returns               Average Annual Total Returns
------------------------------------------------------------------------------------------------------------------------------
                                              Past 1       Past 3       Since        Past 1         Past 3           Since
                                               year         years     inception       year          years          inception
 BT Investment Pacific Basin Equity Fund*    -52.21%      -53.68%      -47.37%      -52.21%        -22.63%         -12.25%
  (inception 11/1/93)
------------------------------------------------------------------------------------------------------------------------------
 MSCI Combined Far East Free
  Ex Japan Index**                           -55.60%      -59.94%      -58.10%      -55.60%        -26.28%         -16.22%
------------------------------------------------------------------------------------------------------------------------------
 MSCI Combined Asia ex
  Japan Index **                             -53.45%      -57.40%      -56.46%      -53.45%        -24.76%         -15.56%
------------------------------------------------------------------------------------------------------------------------------
 Lipper Pacific Basin
  Ex Japan Average***                        -48.90%      -49.91%      -49.76%      -48.90%        -21.13%         -13.18%
------------------------------------------------------------------------------------------------------------------------------

--------------
* Performance quoted represents past performance. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.
** The MSCI Far East Free ex Japan Index includes China Free, Hong Kong, Indonesia, Korea, Malaysia, the Philippines, Singapore, Taiwan and Thailand. The MSCI Combined Asia Free ex Japan Index includes those same markets as the Far East Free ex Japan Index as well as India, New Zealand, Pakistan and Sri Lanka. Indices are unmanaged, and investments cannot be made in an index.
*** Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

--------------------------------------------------------------------------------
Pacific Basin Equity Fund

Letter to Shareholders (continued)
--------------------------------------------------------------------------------


                    Diversification of Portfolio Investments
                      By Country as of September 30, 1998
                    (percentages are based on market value)

                            [PIE CHART APPEARS HERE]

                Taiwan 14%                              Thailand 4%

                South Korea 9%                        Hong Kong 31%

                Singapore 14%
                                                          India 11%
                Philippines 5%

                Pakistan 1%

                Malaysia 11%




INVESTMENT REVIEW
The Fund slightly outperformed its benchmarks, primarily due to strong currency management in the first half of the fiscal year. The Fund underperformed its category average, as stock selection in Hong Kong detracted from performance early in the year. Asset allocation had a neutral impact on relative returns.

The Fund's largest position continues to be in Hong Kong. However, exposure to this market has been reduced, as the possibility of a competitive devaluation in China and/or a break in the Hong Kong dollar peg has increased significantly. The Fund's largest Hong Kong position is in the mobile telecommunications company, Smartone Telecommunications. This company has outperformed in recent months due to stronger than expected earnings. Another significant position here is in China-related infrastructure companies, including Road King Infrastructure, New World Infrastructure, Pacific Ports, and Cosco Pacific. Although these stocks have underperformed and would be affected by a Chinese devaluation as they have some U.S. dollar debt, we remain comfortable with this position. A devaluation would also stimulate domestic demand in China, partly offsetting the current deflationary forces in the economy. In turn, Chinese interest rates could fall further. This scenario would be particularly favorable for these infrastructure companies, as the discount rate used to value them would also fall, making them more attractive to investors.

The Fund currently has about 9% of its assets invested in Malaysia. The Malaysian government implemented capital controls on September 1, 1998 that prevent international investors from repatriating funds from the sale of assets for one year. This move enabled some recovery in stock prices, as local investors were attracted by falling domestic interest rates and decreasing chances of foreign selling. However, we view this market's recent strength as artificial, since it would not have occurred without government intervention, and it may not be sustainable. While we maintain our holdings in the Malaysian equity market, we do not anticipate committing any additional allocation to this country while these capital controls remain in place. The Fund also has the option of selling its equity exposure and holding in Malaysian cash, if the outlook for this equity market deteriorates.

We have taken advantage of the equity market weakness in Singapore and Taiwan to build positions in electronics companies. These include Datacraft Asia, Elec & Eltek, Taiwan Semiconductor, Advanced Semiconductor Engineering, ASE Test, and Siliconware Precision. Such companies have low cost bases. They are also well positioned, in our opinion, to benefit from the outsourcing trend among U.S. technology companies regarding their component production. Furthermore, these companies have considerable growth potential, as evidenced by Datacraft Asia's recent earnings report, which showed 46% growth in the company's U.S. dollar earnings in the year to date through June 1998.

Exposure to Korea is close to neutral relative to the Fund's benchmarks. Korea is showing reform potential, and since January, its currency, the won, has rebounded. Interest rates have fallen considerably. This currency strength largely reflects an improvement in Korea's underlying economic fundamentals, in particular the huge turnaround in the current account from deficit to surplus. Although its equity market performance has remained weak amid expectation of negative company earnings, widespread labor disputes, and further downward revisions of its domestic growth forecasts, there are reasons to be optimistic about its longer-term potential.

o President D. J. Kim is committed to reform and is particularly focused on dismantling the large conglomerate companies known as the Chaebol system. This bodes well for the ongoing restructuring process, even if the pace of change is slow.

o The positive effects of capital market deregulation have started to emerge with several foreign companies announcing their intention to enter the Korean market and acquire local businesses at very low valuations.

o The government has hinted at the possibility of further privatizations, including those of companies the Fund holds, such as Pohang Iron and Steel (POSCO) and SK Telecom. These are internationally competitive companies, which are likely to attract strong interest from international investors if they were to be offered to the market.

The Fund now has considerable exposure to India and Pakistan, as the outlook for these markets is more positive. Specific holdings include ICICI, a financial company, BSES, a utility company, Mahanagar Telecommunications Nigam, a telecommunications company, and ITC, a tobacco company. Both of these nations' equity markets should experience positive growth. They are less exposed to the rest of Asia, and company profits should be supported by domestic economic growth.

--------------------------------------------------------------------------------
Pacific Basin Equity Fund

Letter to Shareholders (concluded)
--------------------------------------------------------------------------------

MANAGER OUTLOOK
The reduction in U.S. interest rates has improved investor sentiment toward the Pacific Basin region somewhat. However, for the time being, the focus will likely remain on other major emerging markets, such as Brazil. The possibility of a devaluation in Brazil has increased markedly, and if it does happen, it could lead to another round of destabilizing currency falls throughout the emerging markets. So, too, could fears of a more significant slowdown in the U.S. economy. In this environment, Asian equity markets will likely continue to be constrained by weak growth, currency pressures, political instability, and a lack of support from international investors.

Another risk we foresee for Asian equity market performance is further weakness in the Japanese economy. Still, the Japanese government's recent success in submitting the banking legislation to its parliament has increased the chance of further policy action to stimulate its economy. The yen also strengthened significantly in early October, and this has removed some of the pressure on other currencies in the region. There are also signs that the worst of the economic slowdown is over in China.

Still, we believe that most Asian economies will experience weak growth for some time, primarily due to the extent of the financial problems in the region. Thus, for the year ahead, we believe there may be:

o significant growth contractions in Korea, Thailand, and Indonesia

o moderate growth contractions in Malaysia, Hong Kong, and Singapore

o 4%-6% growth in China, Taiwan, and India.

Given this outlook, the Fund's overall positioning remains defensive with a reasonable cash level and biases towards:

o utilities, such as telecommunication and infrastructure companies, which tend to have more stable cash flows

o electronics companies in Singapore and Taiwan, which have low cost bases and are well positioned, we believe, to benefit from further U.S. outsourcing, and

o consumer domestic franchises, which have a domestic brand name, established distribution networks, and tend to be fairly defensive in nature.

We will, of course, continue monitoring economic conditions and how they affect the financial markets, as we seek to provide long-term capital appreciation.

We value your ongoing support of the Pacific Basin Equity Fund and look forward to continuing to serve your investment needs in the years ahead.


                                /s/ Paul Durham
                                _______________
                                   Paul Durham
                            Portfolio Manager of the
                         Pacific Basin Equity Portfolio
                               September 30, 1998


--------------------------------------------------------------------------------
Performance Comparison
--------------------------------------------------------------------------------

Comparison of Change in Value of a $10,000 Investment in the Pacific Basin Equity Fund and the MSCI Combined Asia Free ex Japan Index as of November 30, 1993.

                           Total Return for the Year
                            Ended September 30, 1998
                   One Year                   Since 11/1/93*
                    -52.21%                       -12.25%**

*  The Fund's inception date.
** Annualized.


Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.


                    [GRAPH APPEARS HERE - PLOT POINTS BELOW]

                                                     MSCI Combined
                  Pacific Basin                      Asia Free
                  Equity Fund-                       ex Japan Index-
                  $5,263                             $4,354
Nov-93            10,000                              10,000
Dec-93            13,127                              12,419
Mar-94            10,392                               9,840
Jun-94            11,115                              10,195
Sep-94            12,198                              11,310
Dec-94            10,913                              10,136
Mar-95            10,614                               9,799
Jun-95            11,641                              10,531
Sep-95            11,727                              10,306
Dec-95            11,705                              10,348
Mar-96            12,518                              11,308
Jun-96            12,775                              11,353
Sep-96            12,625                              10,963
Dec-96            13,223                              11,187
Mar-97            12,888                              10,816
Jun-97            13,559                              11,481
Sep-97            11,366                               9,432
Dec-97             6,929                               6,487
Mar-98             7,866                               7,036
Jun-98             5,263                               4,354
Sep-98             5,263                               4,354

Past performance is not indicative of future performance.

--------------------------------------------------------------------------------
Pacific Basin Equity Fund

Statement of Assets and Liabilities  September 30, 1998
--------------------------------------------------------------------------------

Assets
      Investment in Pacific Basin Equity Portfolio, at Value                                                       $   4,242,442
      Receivable for Shares of Beneficial Interest Subscribed                                                                 12
      Prepaid Expenses and Other                                                                                           8,678
      Due from Bankers Trust                                                                                              41,577
                                                                                                                   -------------
Total Assets                                                                                                           4,292,709
                                                                                                                   -------------
Liabilities
      Payable for Shares of Beneficial Interest Redeemed                                                                   5,691
      Accrued Expenses and Other                                                                                          18,818
                                                                                                                   -------------
Total Liabilities                                                                                                         24,509
                                                                                                                   -------------
Net Assets                                                                                                         $   4,268,200
                                                                                                                   =============
Composition of Net Assets
      Paid-in Capital                                                                                              $  20,866,362
      Undistributed Net Investment Income                                                                              2,471,739
      Accumulated Net Realized Loss from Investment, Futures, Foreign Currency and Forward Foreign
            Currency Transactions                                                                                    (17,038,404)
      Net Unrealized Depreciation on Investment, Foreign Currency and Forward Foreign Currency Contracts              (2,031,497)
                                                                                                                   -------------
Net Assets                                                                                                         $   4,268,200
                                                                                                                   =============
Net Asset Value, Offering and Redemption Price Per Share (net assets divided by shares outstanding)                $        3.85
                                                                                                                   =============
Shares Outstanding ($0.001 par value per share, unlimited number of shares of beneficial interest authorized)          1,109,700
                                                                                                                   =============


--------------------------------------------------------------------------------
Statement of Operations  For the year ended September 30, 1998
--------------------------------------------------------------------------------

Investment Income
      Income Allocated from Pacific Basin Equity Portfolio, net                                     $     149,240
                                                                                                    -------------
Expenses
      Administration and Services Fees                                                                     95,257
      Registration Fees                                                                                     6,572
      Printing and Shareholder Reports                                                                     12,730
      Professional Fees                                                                                    13,420
      Trustees Fees                                                                                         3,113
      Miscellaneous                                                                                         9,162
                                                                                                    -------------
      Total Expenses                                                                                      140,254
      Less Expenses Absorbed by Bankers Trust                                                             (44,997)
                                                                                                    -------------
            Net Expenses                                                                                   95,257
                                                                                                    -------------
Net Investment Income                                                                                      53,983
                                                                                                    -------------
Realized and Unrealized Gain (Loss) on Investment, Futures, Foreign Currency and
     Forward Foreign Currency Contracts
     Net Realized Gain (Loss) from:
            Investment Transactions                                                                   (16,382,412)
            Futures Transactions                                                                          (46,256)
            Foreign Currency Transactions                                                                 (85,292)
            Forward Foreign Currency Transactions                                                       2,503,152
     Net Change in Unrealized Appreciation/Depreciation on Investment, Foreign Currency and
            Forward Foreign Currency Contracts                                                          1,768,180
                                                                                                    -------------
Net Realized and Unrealized Loss on Investment, Futures, Foreign Currency and
     Forward Foreign Currency Contracts                                                               (12,242,628)
                                                                                                    -------------
Net Decrease in Net Assets from Operations                                                          $ (12,188,645)
                                                                                                    =============


                   See Notes to Financial Statements on Page 8

--------------------------------------------------------------------------------
Pacific Basin Equity Fund

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                            For the                 For the
                                                                                          year ended              year ended
                                                                                      September 30, 1998      September 30, 1997
                                                                                      ------------------      ------------------
Increase (Decrease) in Net Assets from:
Operations
      Net Investment Income/(Expenses in Excess of Income)                             $        53,983        $      (133,310)
      Net Realized Gain (Loss) from Investment, Futures, Foreign Currency and
         Forward Foreign Currency Transactions                                             (14,010,808)             2,191,753
      Net Change in Unrealized Appreciation/Depreciation on Investment,
         Foreign Currency and Forward Foreign Currency Contracts                             1,768,180             (4,795,001)
                                                                                       ---------------        ---------------
Net Decrease in Net Assets from Operations                                                 (12,188,645)            (2,736,558)
                                                                                       ---------------        ---------------
Distributions to Shareholders
      Net Investment Income                                                                   (270,311)                    --
      Net Realized Gains                                                                    (1,872,886)            (1,399,729)
                                                                                       ---------------        ---------------
Total Distributions                                                                         (2,143,197)            (1,399,729)
                                                                                       ---------------        ---------------
Capital Transactions in Shares of Beneficial Interest
      Proceeds from Sales of Shares                                                         32,705,049             57,656,522
      Dividend Reinvestments                                                                   856,416                574,917
      Cost of Shares Redeemed                                                              (41,462,722)           (56,983,156)
                                                                                       ---------------        ---------------
Net Increase (Decrease) from Capital Transactions in Shares of Beneficial Interest          (7,901,257)             1,248,283
                                                                                       ---------------        ---------------
Total Decrease in Net Assets                                                               (22,233,099)            (2,888,004)
Net Assets
Beginning of Year                                                                           26,501,299             29,389,303
                                                                                       ---------------        ---------------
End of Year (including undistributed net investment income of $2,471,739 and
      $367,937, respectively)                                                          $     4,268,200        $    26,501,299
                                                                                       ===============        ===============



--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

Contained below are selected data for a share outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated for the Pacific Basin Equity Fund.

                                                                                                               For the period
                                                                             For the years ended             November 1, 1993
                                                                                September 30,                (Commencement of
                                                                    -------------------------------------      Operations) to
                                                                    1998       1997      1996        1995    September 30, 1994
                                                                    ----       ----      ----        ----    ------------------
Per Share Operating Performance:
Net Asset Value, Beginning of Period                               $10.16    $11.80     $10.96       $11.82        $10.00
                                                                   ------    ------     ------       ------        ------
Income fromInvestment Operations
      Net Investment Income/
            (Expenses in Excess of Income)                           0.24     (0.05)     (0.03)        0.01         (0.04)
      Net Realized and Unrealized Gain (Loss) on
            Investment, Futures, Foreign Currency, and
            Forward Foreign Currency Contracts                      (5.32)    (1.07)      0.87        (0.49)         1.86
                                                                   ------    ------     ------       ------        ------
Total Income (Loss) from Investment Operations                      (5.08)    (1.12)      0.84        (0.48)         1.82
                                                                   ------    ------     ------       ------        ------
Distributions to Shareholders
      Net Investment Income                                         (0.24)       --         --           --            --
      Net Realized Gains                                            (0.99)    (0.52)        --        (0.38)           --
                                                                   ------    ------     ------       ------        ------
Total Distributions                                                 (1.23)    (0.52)        --        (0.38)           --
                                                                   ------    ------     ------       ------        ------
Net Asset Value, End of Period                                      $3.85    $10.16     $11.80       $10.96        $11.82
                                                                   ======    ======     ======       ======        ======
Total Investment Return                                            (52.21)%   (9.97)%     7.66%       (3.87)%       20.11%*
Supplemental Data and Ratios:
      Net Assets, End of Period (000s omitted)                      $4,268   $26,501    $29,389      $24,504       $25,362
      Ratios to Average Net Assets:
            Net Investment Income/(Expenses in Excess
               of Income)                                            0.43%    (0.42)%    (0.24)%       0.12%        (0.59)%*
            Expenses, Including Expenses of the
               Pacific Basin Equity Portfolio                        1.75%     1.75%      1.75%        1.75%         1.75%*
            Decrease Reflected in Above Expense
               Ratio Due to Absorption of Expenses by
               Bankers Trust                                         0.70%     0.29%      0.31%        0.52%         0.60%*


-------------------
* Annualized


                  See Notes to Financial Statements on Page 8

--------------------------------------------------------------------------------
Pacific Basin Equity Fund

Notes to Financial Statements
--------------------------------------------------------------------------------


Note 1--Organization and Significant Accounting Policies
A. Organization
BT Investment Funds (the "Trust") is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end management investment company. The Trust was organized on July 21, 1986, as a business trust under the laws of the Commonwealth of Massachusetts. The Pacific Basin Equity Fund (the "Fund") is one of the funds offered to investors by the Trust. The Fund commenced operations and began offering shares of beneficial interest on November 1, 1993. The Fund invests substantially all of its assets in the Pacific Basin Equity Portfolio (the "Portfolio"). The Portfolio is an open-end management investment company registered under the Act. The Fund seeks to achieve its investment objective by investing all of its investable assets in the Portfolio. The value of such investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. At September 30, 1998, the Fund's investment was approximately 100% of the Portfolio.

The financial statements of the Portfolio, including the Schedule of Portfolio Investments, are contained elsewhere in this report and should be read in conjunction with these financial statements.

B. Valuation
Valuation of securities by the Portfolio is discussed in Note 1B of the Portfolio's Notes to Financial Statements.

C. Investment Income
The Fund's income net of expenses is earned daily on its investment in the Portfolio. All of the net investment income and realized and unrealized gains and losses from the security transactions of the Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination.

D. Organization Expenses
Costs incurred by the Fund in connection with its organization and initial registration are being amortized evenly over a five year period.

E. Distributions
It is the Fund's policy to declare and distribute dividends annually to shareholders from net investment income, if any. Dividends and distributions payable to shareholders are recorded by the Fund on the ex-dividend date. Distributions of net realized short-term and long-term capital gains, if any, earned by the Fund will also be made annually.

F. Federal Income Taxes
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Fund may periodically make reclassifications among certain of its capital accounts as a result of differences in the characterization and allocation of certain income and capital gains determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. The Fund has a capital loss carryforward in the amount of $923,827 expiring in 2006. In addition the Fund has post October capital losses of $15,783,008 to next year.

G. Other
The Trust accounts separately for the assets, liabilities, and operations of each Fund. Expenses directly attributable to the Fund are charged to that Fund while expenses which are attributable to all of the Trust's funds are allocated among the Funds. Investment transactions are accounted for on a trade date basis. Realized gains and losses are determined on the identified cost basis.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

Note 2--Fees and Transactions with Affiliates
The Fund has entered into an Administration and Services Agreement with Bankers Trust Company ("Bankers Trust"). Under this Administration and Services Agreement, Bankers Trust provides administrative, custody, transfer agency and shareholder services to the Fund in return for a fee computed daily and paid monthly at an annual rate of 0.75% of the Fund's average daily net assets.

Bankers Trust has voluntarily undertaken to waive its fees and reimburse expenses of the Fund, to the extent necessary, to limit all expenses to 0.75% of the average daily net assets of the Fund, excluding expenses of the Portfolio and 1.75% of the average daily net assets of the Fund, including expenses of the Portfolio.

The Trust has entered into a distribution agreement with ICCDistributors, Inc. ("ICC") under which ICC will serve as distributor for shares sold on behalf of the Fund.

The Trust is a participant with other affiliated entities in a revolving credit facility (the "revolver") and a discretionary demand line of credit facility collectively (the "credit facilities") in the amounts of $50,000,000 and $100,000,000, respectively. A commitment fee of .07% per annum on the average daily amount of the available commitment is payable on a calendar quarter basis, and apportioned equally among all Funds. Amounts borrowed under the credit facilities will bear interest at a rate per annum equal to the Federal Funds Rate plus .45%. No amounts were drawn down or outstanding under the credit facilities as of and for the year ended September 30, 1998.

Note 3--Shares of Beneficial Interest
At September 30, 1998, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                                For the year ended                 For the year ended
                                September 30, 1998                 September 30, 1997
                            --------------------------        ---------------------------
                              Shares          Amount             Shares          Amount
                            ---------      -----------         ---------      -----------
Sold                        5,691,053     $ 32,705,049         4,938,090     $ 57,656,522
Reinvested                    175,395          856,416            50,080          574,917
Redeemed                   (7,364,032)     (41,462,722)       (4,870,624)     (56,983,156)
                           ----------     ------------        ----------     ------------
Net Increase (Decrease)    (1,497,584)    $ (7,901,257)          117,546     $  1,248,283
                           ==========     ============        ==========     ============


Note 4--Risks of Investing in Emerging Markets
The risks involved when investing in emerging markets are of a nature generally not encountered when investing in securities traded on major international markets.

Investment in securities of issuers based in underdeveloped emerging markets involves special risks and considerations not typically associated with investing in U.S. companies. These risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the market for such securities and a low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility. Additionally, developments effecting emerging market investments can not always be foreseen.

--------------------------------------------------------------------------------
Pacific Basin Equity Fund

Report of Independent Accountants
--------------------------------------------------------------------------------


To the Trustees of BT Investment Funds and Shareholders of Pacific Basin Equity
Fund:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Pacific Basin Equity Fund, (one of the Funds comprising BTInvestment Funds, hereafter referred to as the "Fund") at September 30, 1998, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1998 by correspondence with the transfer agent, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Baltimore, Maryland
November 6, 1998



--------------------------------------------------------------------------------
Tax Information (Unaudited) For the Year Ended September 30, 1998
--------------------------------------------------------------------------------


During the year ended September 30, 1998, the Fund received income from foreign sources in the amount of $233,506. The Fund paid foreign taxes in the amount of $15,512, or $.014 per share. Such amounts are eligible for the foreign tax credit. You should consult your tax advisor relating to the appropriate treatment of foreign taxes paid.

--------------------------------------------------------------------------------
Pacific Basin Equity Portfolio

Schedule of Portfolio Investments September 30, 1998
--------------------------------------------------------------------------------


  Shares               Security                                      Value
--------------------------------------------------------------------------------
             COMMON STOCK - 93.10%
             Hong Kong - 28.65%
1,372,486    Champion Technology Holdings
                (Telecommunication Equipment)                    $    20,191
   13,000    Cheung Kong Holdings Ltd. (Real Estate)                  60,227
   55,000    China Telecom (Hong Kong) Ltd.
                (Cellular Telecom) (a)                                86,592
  217,000    Cosco Pacific Ltd. (Commercial Services)                 90,312
   43,000    Dairy Farm International Holdings Ltd.
                (Retail) (a)                                          45,580
   59,000    Guangdong Kelon Elec. Hldgs. H Shares
                (Appliances)                                          39,592
    6,000    Guangzhou Investment Company Ltd.
                (Real Estate)                                            534
  496,423    Moulin International Holding Ltd. (Diversified)          42,922
  310,000    National Mutual Asia Ltd. (Financial Services)          151,020
  126,800    New World Infrastructure Ltd. (Building) (a)            130,907
  593,000    Pacific Ports Co. Ltd. (Transportation Svcs)             48,977
  197,000    Peregerine Investment Holdings Ltd.
                (Finance) (a)(b)                                          --
  213,299    Road King Infrastructure Ltd.
                (Building & Construction)                            116,986
   11,600    Shandong Huaneng Power Company Ltd.,
                ADR (Electric Generation)                             52,200
  117,000    Smartone Telecommunications Holdings
                (Cellular Telecom)                                   319,338
  124,750    Wong's International Holdings Ltd.
                (Electronics)                                         10,303
                                                                 -----------
                                                                   1,215,681
                                                                 -----------

             India - 9.87%
    6,750    BSES Ltd. (Utility) (a)                                  88,931
    7,330    Industrial Credit & Investment Corporation
                of India Ltd., GDR 144A (d)
                (Financial Services)                                  61,389

    6,249    ITC Ltd., GDR (Tobacco)                                 124,980
   12,070    Mahanagar Telecommunications Nigam
                Ltd., GDR 144A (d) (Telecommunications)              143,331
                                                                 -----------
                                                                     418,631
                                                                 -----------

             Malaysia (c) - 9.96%
   33,000    Amway (Malaysia) Holdings BHD
                (Diversified) (b)                                     36,300
  154,000    Berjaya Sports Toto BHD (Gaming)(b)                      84,000
  145,000    KFCHoldings (Retail) (b)                                 61,427
   84,000    Malaysia International Shipping BHD
                (Transportation) (b)                                  58,342
  187,000    Malaysia Mining Corp. - A BHD
                (Other-Non-ferrous) (b)                               29,920
   66,000    MNI Holdings BHD (Diversified) (b)                       41,520
   61,000    RJ Reynolds BHD (Tobacco) (b)                            32,164
    1,000    Tanjong PLC (Gaming) (b)                                    676
  132,000    Technology Resources Industries BHD
                (Telecommunications) (b)                              29,040
   45,000    Telekom Malaysia (Telecommunications) (b)                49,091
                                                                 -----------
                                                                     422,480
                                                                 -----------



  Shares               Security                                      Value
--------------------------------------------------------------------------------
             Pakistan - 0.25%
    6,435    Engro Chemical Pakistan Ltd. (Chemicals) (a)(b)     $     7,746
    1,606    Pakistan State Oil Co. Ltd. (Oil-International) (a)       2,801
                                                                 -----------
                                                                      10,547
                                                                 -----------

             Philippines - 5.16%
  320,000    Philippine Gold Plc. (Gold Mining) (a)(b)                47,571
    2,050    Philippine Long Distance Telephone Co.
                (Telecommunications)                                  43,109
   39,400    San Miguel Corp.-A (Food)                                36,023
   71,500    San Miguel Corp.-B (Food)                                92,337
                                                                 -----------
                                                                     219,040
                                                                 -----------

             Singapore - 13.28%
    9,000    Comfort Group Ltd. (Transportation Svcs)                  1,465
   48,000    Datacraft Asia Ltd. (Telecommunication
                Equipment)                                           129,600
   16,300    Development Bank of Singapore Ltd. (Banks)               65,605
   29,000    Elec & Eltek International Holdings Ltd.
                (Electronic)                                         143,840
   46,000    Keppelfels Ltd. (Shipbuilding)                           50,914
    3,000    Jurong Shipyard Limited (Shipbuilding)                   10,654
    5,500    Natsteel Electronics (Electronic Products)               12,045
    5,300    Overseas Union Bank Ltd. (Banks)                          7,560
   22,000    Rothmans Industries (Tobacco)                            93,104
   29,000    Singapore Telecommunication                              48,405
                                                                 -----------
                                                                     563,192
                                                                 -----------

             South Korea - 8.49%
   17,800    Amkor Technologies (Electronic
                Components) (a)                                       86,775
      790    Daewoo Heavy Industries (Machinery)                       2,673
      120    Hyundai Heavy Industries (Machinery)                      1,795
      146    Kookmin Bank (Banks)                                        355
      491    Kookmin Bank, GDR 144A (d) (Banks)                        1,159
    3,370    Pohang Iron & Steel (Iron/Steel)                        134,645
    4,820    Samsung Heavy Industries (Shipbuilding)                  20,448
      232    SK Telecommunications (Telecommunications)              112,368
                                                                 -----------
                                                                     360,218
                                                                 -----------

             Taiwan - 13.50%
   11,900    Advanced Semiconductor Engineering, GDR
                (Electronic Components) (a)                          108,290
    2,500    ASE Test Ltd. (Electronic Components) (a)                60,313
    7,730    Fubon Insurance, GDR (Insurance) (a)(b)                  80,624
   13,473    Siliconware Precision Industries Co. GDR
                (Electronic Components) (a)                          111,152
   11,098    Taiwan Semiconductor (Electronic
                Components) (a)(b)                                   136,687
   11,454    Yageo Corp., GDR (Electronic Components) (a)             75,883
                                                                 -----------
                                                                     572,949
                                                                 -----------


            See Notes to Financial Statements on Pages 15 through 17

--------------------------------------------------------------------------------
Pacific Basin Equity Portfolio

Schedule of Portfolio Investments September 30, 1998
--------------------------------------------------------------------------------


  Shares               Security                                      Value
--------------------------------------------------------------------------------
             Thailand - 3.94%
   25,000    Hanamicroelectronics (Circuit Breakers) (a)         $    71,429
   14,100    KCE Electronics Public Co. Ltd.
                (Circuit Boards) (a)                                   9,269
   19,100    Shinawatra Computer Public Co. Ltd.
                (Computers) (a)                                       58,918
   17,500    Siam City Cement Co. (Building Products) (a)             27,434
                                                                 -----------
                                                                     167,050
                                                                 -----------

Total Common Stock (Cost $5,914,717)                               3,949,788
                                                                 -----------

             OTHER SECURITIES - 0.13%
             Hong Kong - 0.05%
  362,238    Moulin International Holdings Ltd.
                Warrants (Diversified) (a)(b)                          2,103
   67,200    Tai Fook Group Warrants (Diversified
                Financial Services) (a)(b)                                86
                                                                 -----------
                                                                       2,189
                                                                 -----------

             Indonesia - 0.08%
   57,567    Indah Kiat Paper & Pulp Corp. PT
                Warrants (Paper) (a)                                   3,228
                                                                 -----------

             South Korea - 0.00%
    2,173    Samsung Heavy Industries Rights
                Expire 10/8/98 (Shipbuilding) (a)                         --
                                                                 -----------

Total Other Securities (Cost $11,891)                                  5,417
                                                                 -----------




  Shares               Security                                      Value
--------------------------------------------------------------------------------
             SOVEREIGN DEBT - 0.44%
             Pakistan - 0.44%
   42,000    Republic of Pakistan, 6.00%, 2/26/02(b)
                (Cost $42,000)                                   $    18,690
                                                                 -----------

Total Investments (Cost $5,968,608)                   93.67%     $ 3,973,895
Other Assets in Excess of Liabilities                  6.33%         268,552
                                                     ------      -----------
Net Assets                                           100.00%     $ 4,242,447
                                                     ======      ===========


-------------------
(a) Non-income producing security
(b) Illiquid securities fair valued by the valuation committee of the Board of Trustees (See Footnote 1)
(c) As of September 1, 1998, the repatriation of proceeds received from the sale of Malaysian securities has been blocked until at least 9/1/99.These securities are considered illiquid and are being fair valued using methods determined in good faith by the valuation committee of the Board of Trustees
(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registrations, normally to qualified institutional buyers.

     Abbreviations:
         GDR      -    Global Depository Receipt
         BHD      -    Berhad
     Industry Diversification (as a percentage of Total Investments):
     (Unaudited)

         Cellular Telecom                                         21.04%
         Electronics                                              20.91%
         Other*                                                   10.85%
         Tobacco                                                   6.33%
         Building                                                  6.28%
         Financial Services                                        4.77%
         Telecommunication Equip                                   3.79%
         Iron/Steel                                                3.41%
         Food                                                      3.25%
         Diversified                                               3.11%
         Transportation Svcs                                       2.75%
         Shipbuilding                                              2.71%
         Commercial Services                                       2.29%
         Utility                                                   2.25%
         Gaming                                                    2.14%
         Retail                                                    2.08%
         Insurance                                                 2.04%
                                                                 -------
         Total                                                   100.00%
                                                                 =======

       * No one industry represents more than 2% of Portfolio Holdings


            See Notes to Financial Statements on Pages 15 through 17

--------------------------------------------------------------------------------
Pacific Basin Equity Portfolio

Statement of Assets and Liabilities September 30, 1998
--------------------------------------------------------------------------------

Assets
      Investments, at Value (Cost of $5,968,608)                                                   $   3,973,895
      Cash*                                                                                              351,995
      Due from Bankers Trust                                                                               7,686
      Receivable for Securities Sold                                                                      72,898
      Unrealized Appreciation on Forward Foreign Currency Contracts                                       82,864
      Dividends and Interest Receivable                                                                   16,254
                                                                                                   -------------
Total Assets                                                                                           4,505,592
                                                                                                   -------------
Liabilities
      Payable for Securities Purchased                                                                   127,296
      Unrealized Depreciation on Forward Foreign Currency Contracts                                      115,052
      Accrued Expenses and Other                                                                          20,797
                                                                                                   -------------
Total Liabilities                                                                                        263,145
                                                                                                   -------------
Net Assets                                                                                         $   4,242,447
                                                                                                   =============
Composition of Net Assets
      Paid-in Capital                                                                              $   6,274,449
      Net Unrealized Depreciation on Investments, Foreign Currencies
        and Forward Foreign Currency Contracts                                                        (2,032,002)
                                                                                                   -------------
Net Assets                                                                                         $   4,242,447
                                                                                                   =============

-------------------
*  Includes foreign cash of $179,836 with a cost of $184,647.




--------------------------------------------------------------------------------
Statement of Operations For the year ended September 30, 1998
--------------------------------------------------------------------------------


Investment Income
      Dividends (net of foreign withholding tax of $15,512)                                        $     217,994
      Interest                                                                                            58,456
                                                                                                   -------------
Total Investment Income                                                                                  276,450
                                                                                                   -------------
Expenses
      Advisory Fees                                                                                       95,400
      Administration and Services Fees                                                                    31,800
      Registration Fees                                                                                    9,359
      Professional Fees                                                                                   31,627
      Trustees Fees                                                                                        2,655
      Miscellaneous                                                                                          788
                                                                                                   -------------
      Total Expenses                                                                                     171,629
      Less Expenses Absorbed by Bankers Trust                                                            (44,429)
                                                                                                   -------------
            Net Expenses                                                                                 127,200
                                                                                                   -------------
Net Investment Income                                                                                    149,250
                                                                                                   -------------
Realized and Unrealized Gain (Loss) on Investments, Futures, Foreign Currencies,
      and Forward Foreign Currency Contracts
      Net Realized Gain (Loss) from:
            Investment Transactions                                                                  (16,382,422)
            Foreign Futures Transactions                                                                 (46,256)
            Foreign Currency Transactions                                                                (85,292)
            Forward Foreign Currency Transactions                                                      2,503,154
      Net Change in Unrealized Appreciation/Depreciation on Investments, Foreign Currencies,
            and Forward Foreign Currency Contracts                                                     1,768,257
                                                                                                   -------------
Net Realized and Unrealized Loss on Investments, Futures, Foreign Currencies,
      and Forward Foreign Currency Contracts                                                         (12,242,559)
                                                                                                   -------------
Net Decrease in Net Assets from Operations                                                         $ (12,093,309)
                                                                                                   =============


            See Notes to Financial Statements on Pages 15 through 17

--------------------------------------------------------------------------------
Pacific Basin Equity Portfolio

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                             For the                For the
                                                                                            year ended             year ended
                                                                                        September 30, 1998     September 30, 1997
                                                                                        ------------------     ------------------
Decrease in Net Assets from:
Operations
      Net Investment Income                                                              $      149,250         $      107,086
      Net Realized Gain (Loss) from Investment, Futures, Foreign Currency
         and Forward Foreign Currency Transactions                                          (14,010,816)             2,192,429
      Net Change in Unrealized Appreciation/Depreciation on Investments, Foreign
         Currencies and Forward Foreign Currency Contracts                                    1,768,257             (4,789,185)
                                                                                         --------------         --------------
Net Decrease in Net Assets from Operations                                                  (12,093,309)            (2,489,670)
                                                                                         --------------         --------------
Capital Transactions
      Proceeds from Capital Invested                                                         33,236,914             58,200,896
      Value of Capital Withdrawn                                                            (43,431,238)           (58,790,078)
                                                                                         --------------         --------------
Net Decrease in Net Assets from Capital Transactions                                        (10,194,324)              (589,182)
                                                                                         --------------         --------------
Total Decrease in Net Assets                                                                (22,287,633)            (3,078,852)
Net Assets
Beginning of Year                                                                            26,530,080             29,608,932
                                                                                         --------------         --------------
End of Year                                                                              $    4,242,447         $   26,530,080
                                                                                         ==============         ==============


--------------------------------------------------------------------------------
Statement of Cash Flows For the year ended September 30, 1998
--------------------------------------------------------------------------------

Net Increase (Decrease) in Cash:
      Cash Flows From Operating Activities:
            Dividends and Interest Received                                        $      308,750
            Operating Expenses Paid                                                      (149,616)
            Interest Paid on Overdrafts                                                    (2,184)
            Change in Foreign Currency Translation                                          2,336
                                                                                   --------------
                  Net Cash Provided by Operating Activities                               159,286
                                                                                   --------------
      Cash Flows From Investing Activities:
            Purchase of Portfolio Securities                                          (14,940,710)
            Proceeds from Disposition of Portfolio Securities                          20,200,735
            Proceeds from Settlement of Forward ForeignCurrency Contracts               2,957,621
            Settlement of Variation Margin, Net                                           (46,256)
                                                                                   --------------
                  Net Cash Provided by Investing Activities                             8,171,390
                                                                                   --------------
                  Net Cash Provided by Operating and Investing Activities               8,330,676
      Cash Flows From Financing Transactions:
            Receipts for Shareholder Purchases and Reinvested Distributions            33,236,914
            Payments for Shareholder Redemptions and Distributions                    (43,431,238)
                                                                                   --------------
                  Net Cash Used in Financing Activities                               (10,194,324)
                                                                                   --------------
Net Decrease in Cash                                                                   (1,863,648)
Cash at Beginning of Year                                                               2,215,643
                                                                                   --------------
Cash at End of Year                                                                $      351,995
                                                                                   ==============



            See Notes to Financial Statements on Pages 15 through 17

--------------------------------------------------------------------------------
Pacific Basin Equity Portfolio

Financial Highlights
--------------------------------------------------------------------------------

Contained below are selected ratios to average net assets and other supplemental data for the periods indicated for the Pacific Basin Equity Portfolio.


                                                                                                               For the period
                                                                       For the years ended                    November 1, 1993
                                                                          September 30,                       (Commencement of
                                                           -------------------------------------------         Operations) to
                                                           1998         1997         1996         1995       September 30, 1994
                                                           ----         ----         ----         ----       ------------------
Supplemental Data and Ratios:
      Net Assets, End of Period (000s omitted)           $4,242       $26,530       $29,609     $24,656          $25,366
      Ratios to Average Net Assets:
            Net Investment Income                          1.17%         0.33%         0.51%       0.87%            0.16%*
            Expenses                                       1.00%         1.00%         1.00%       1.00%            1.00%*
            Decrease Reflected in Above Expense
               Ratio Due to Absorption of Expenses by
               Bankers Trust                               0.35%         0.14%         0.11%       0.20%            0.26%*
      Portfolio Turnover Rate                               125%          172%          118%        104%              40%

-------------------
* Annualized


            See Notes to Financial Statements on Pages 15 through 17

--------------------------------------------------------------------------------
Pacific Basin Equity Portfolio

Notes to Financial Statements
--------------------------------------------------------------------------------


Note 1---Organization and Significant Accounting Policies
A. Organization
The Pacific Basin Equity Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end management investment company. The Portfolio was organized on August 6, 1993 as an unincorporated trust under the laws of New York and commenced operations on November 1, 1993. The Declaration of Trust permits the Board of Trustees (the "Trustees") to issue beneficial interests in the Portfolio.

B. Security Valuation
The Portfolio's investments listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the closing price of the security traded on that exchange prior to the time when the Portfolio assets are valued. Short-term debt securities are valued at market value until such time as they reach a remaining maturity of 60 days, whereupon they are valued at amortized cost using their value on the 61st day. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees. At September 30, 1998 the total value of fair valued securities was $718,537 representing 18% of total investments.

C. Security Transactions and Investment Income
Security transactions are accounted for on a trade date basis. Dividend income, less foreign taxes withheld, if any, is recorded on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income is recorded on the accrual basis and includes amortization of premium and discount on investments. Realized gains and losses from securities transactions are recorded on the identified cost basis.

All of the net investment income and realized and unrealized gains and losses from the security and foreign currency transactions of the Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination.

D. Organization Expenses
Costs incurred by the Portfolio in connection with its organization and initial registration are being amortized evenly over a five year period.

E. Repurchase Agreements
The Portfolio may enter into repurchase agreements with financial institutions deemed to be creditworthy by the Portfolio's Investment Advisor, subject to the seller's agreement to repurchase such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Portfolio's custodian, and pursuant to the terms of the repurchase agreement must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Portfolio will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Portfolio maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller. However, in the event of default or bankruptcy by the seller, realization and/or retention of the collateral may be subject to legal proceedings.

F. Foreign Currency Transactions
The books and records of the Portfolio are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

G. Forward Foreign Currency Contracts
The Portfolio may enter into forward foreign currency contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or with respect to the Portfolio's investments. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using prevailing exchange rates. With respect to forward foreign currency contracts, losses in excess of amounts recognized in the Statement of Assets and Liabilities may arise due to changes in the value of the foreign currency or if the counterparty does not perform under the contract.

H. Option Contracts
Upon the purchase of a put option or a call option by the Portfolio, the premium paid is recorded as an investment and marked-to-market daily to reflect the current market value. When a purchased option expires, the Portfolio will realize a loss in the amount of the cost of the option. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sale proceeds from the closing sale transaction are greater or less than the cost of the option. When the Portfolio exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

I. Futures Contracts
The Portfolio may enter into financial futures contracts which are contracts to buy a standard quantity of securities at a specified price on a future date. The Portfolio is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Variation margin payments are made or received by the Portfolio each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

J. Federal Income Taxes
The Portfolio is considered a partnership under the Internal Revenue Code. Therefore, no federal income tax provision is necessary.

K. Other
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

Note 2--Fees and Transactions with Affiliates
The Portfolio has entered into an Administration and Services Agreement with Bankers Trust Company ("Bankers Trust"). Under this Administration and Services Agreement, Bankers Trust provides administrative, custody, transfer agency and shareholder services to the Portfolio in return for a fee computed daily and paid monthly at an annual rate of 0.25% of the Portfolio's average daily net assets.

--------------------------------------------------------------------------------
Pacific Basin Equity Portfolio

Notes to Financial Statements
--------------------------------------------------------------------------------


The Portfolio has entered into an Advisory Agreement with Bankers Trust. Under this Advisory Agreement, the Portfolio pays Bankers Trust an advisory fee computed daily and paid monthly at an annual rate of 0.75% of the Portfolio's average daily net assets.

Bankers Trust has entered into a Sub-Advisory Agreement with BT Portfolio Managers International Limited ("BT Portfolio Managers International"), a wholly owned subsidiary of Bankers Trust Australia Limited, for the Pacific Basin Equity Portfolio. Under this Agreement, BT Portfolio Managers International receives a fee from Bankers Trust for providing investment advice and research services, computed daily and paid monthly at an annual rate of 0.60% of the Portfolio's average daily net assets.

Bankers Trust has voluntarily undertaken to waive its fees and reimburse expenses of the Portfolio, to the extent necessary, to limit all expenses to 1.00% of the average daily net assets of the Portfolio.

The Portfolio is a participant with other affiliated entities in a revolving credit facility (the "revolver") and a discretionary demand line of credit facility collectively (the "credit facilities") in the amounts of $50,000,000 and $100,000,000, respectively. A commitment fee of .07% per annum on the average daily amount of the available commitment is payable on a calendar quarter basis, and apportioned equally among all participants. Amounts borrowed under the credit facilities will bear interest at a rate per annum equal to the Federal Funds Rate plus .45%. No amounts were drawn down or outstanding under the credit facilities as of and for the year ended September 30, 1998.

Note 3--Purchases and Sales of Investment Securities
The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended September 30, 1998, were $14,743,114 and $20,205,996, respectively.

For Federal income tax purposes, the tax basis of investments held at September 30, 1998 was $6,300,177. The aggregate gross unrealized appreciation for all investments was $218,996, and the aggregate gross unrealized depreciation for all investments was $2,545,278.

--------------------------------------------------------------------------------
Pacific Basin Equity Portfolio

Notes to Financial Statements
--------------------------------------------------------------------------------


Note 4--Open Forward Foreign Currency Contracts
As of September 30, 1998, the Pacific Basin Equity Portfolio had the following open forward foreign currency contracts outstanding:

                                                                                                               Net Unrealized
                                                                                                                Appreciation
Contracts to Deliver                        In Exchange For         Settlement Date           Value (US$)   (Depreciation) (US$)
--------------------------------------------------------------------------------------------------------------------------------
Sales
--------------------------------------------------------------------------------------------------------------------------------
Hong Kong Dollar             4,000,000      US Dollar           513,149    10/27/98              515,464      $    (2,315)
Hong Kong Dollar             9,895,900      US Dollar         1,273,604    10/27/98            1,275,245           (1,641)
Hong Kong Dollar             2,172,175      US Dollar           280,028    10/27/98              279,919              109
Hong Kong Dollar            19,352,525      US Dollar         2,442,483     1/13/99            2,476,458          (33,975)
Hong Kong Dollar            14,209,200      US Dollar         1,802,855     1/13/99            1,818,289          (15,434)
Hong Kong Dollar             4,865,000      US Dollar           620,022     1/13/99              622,553           (2,531)
South Korean Won           493,805,000      US Dollar           355,000     2/10/99              351,588            3,412
Philippines Peso             5,477,800      US Dollar           122,000    11/16/98              123,583           (1,583)
Singapore Dollar               725,085      US Dollar           410,000    10/20/98              430,343          (20,343)
Singapore Dollar                38,137      US Dollar            22,000    10/20/98               22,634             (634)
Singapore Dollar             1,218,807      US Dollar           714,424     12/9/98              724,532          (10,108)
Thai Baht                    6,568,440      US Dollar           165,119     1/29/99              164,129              990
Thai Baht                       24,990      US Dollar               624     1/29/99                  624                0
Taiwan Dollar               17,988,280      US Dollar           508,000    10/13/98              523,280          (15,280)
Taiwan Dollar                9,075,200      US Dollar           256,000    10/13/98              263,998           (7,998)
--------------------------------------------------------------------------------------------------------------------------------
Total Sales                                                                                                   $  (107,331)
--------------------------------------------------------------------------------------------------------------------------------

Purchases
--------------------------------------------------------------------------------------------------------------------------------
Hong Kong Dollar             4,732,961      US Dollar           604,118    10/27/98              609,918      $     5,800
Hong Kong Dollar             1,010,263      US Dollar           129,000    10/27/98              130,189            1,189
Hong Kong Dollar             1,179,300      US Dollar           150,000    10/27/98              151,972            1,972
Hong Kong Dollar               500,000      US Dollar            64,000    10/27/98               64,433              433
Hong Kong Dollar             1,379,400      US Dollar           176,000    10/27/98              177,758            1,758
Hong Kong Dollar             1,801,085      US Dollar           229,000    10/27/98              232,099            3,099
Hong Kong Dollar             5,210,066      US Dollar           668,000    10/27/98              671,400            3,400
Hong Kong Dollar               230,000      US Dollar            29,588    10/27/98               29,639               51
Hong Kong Dollar                25,000      US Dollar             3,216    10/27/98                3,222                6
Hong Kong Dollar             2,921,187      US Dollar           370,000     1/13/99              373,811            3,811
Hong Kong Dollar             7,475,000      US Dollar           946,203     1/13/99              956,543           10,340
Hong Kong Dollar             7,825,000      US Dollar           990,130     1/13/99            1,001,331           11,201
Hong Kong Dollar               220,000      US Dollar            27,958     1/13/99               28,152              194
Hong Kong Dollar            13,119,000      US Dollar         1,673,406     1/13/99            1,678,781            5,375
Hong Kong Dollar             3,280,000      US Dollar           419,512     1/13/99              419,727              215
Hong Kong Dollar             3,586,538      US Dollar           459,283     1/13/99              458,954             (329)
South Korean Won           141,200,000      US Dollar           100,000     2/10/99              100,534              534
Singapore Dollar                35,000      US Dollar            20,790     10/1/98               20,716              (74)
Singapore Dollar               314,968      US Dollar           189,000    10/20/98              186,936           (2,064)
Singapore Dollar               105,810      US Dollar            63,542    10/20/98               62,799             (743)
Singapore Dollar               154,990      US Dollar            87,000    10/20/98               91,988            4,988
Singapore Dollar                94,516      US Dollar            54,000    10/20/98               56,096            2,096
Singapore Dollar               480,168      US Dollar           279,574     12/9/98              285,441            5,867
Taiwan Dollar               12,352,157      US Dollar           349,000    10/13/98              359,325           10,325
Taiwan Dollar               14,711,323      US Dollar           422,254    10/13/98              427,953            5,699
--------------------------------------------------------------------------------------------------------------------------------
Total Purchases                                                                                               $    75,143
--------------------------------------------------------------------------------------------------------------------------------
                                                                      Net Unrealized Depreciation             $   (32,188)
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Pacific Basin Equity Portfolio

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees Holders of Beneficial Interest of Pacific Basin Equity
Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of portfolio investments, and the related statements of operations, of changes in net assets and cash flows and the financial highlights present fairly, in all material respects, the financial position of the Pacific Basin Equity Portfolio, (hereafter referred to as the "Portfolio") at September 30, 1998, and the results of its operations, the changes in its net assets, its cash flows and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Baltimore, Maryland
November 6, 1998

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



BT INVESTMENT FUNDS
PACIFIC BASIN EQUITY FUND

Investment Advisor and Administrator of the Portfolio
BANKERS TRUST COMPANY
130 Liberty Street
New York, NY  10006

Distributor
ICC DISTRIBUTORS, INC.
P.O. Box 7558
Portland, ME 04112-9892

Custodian and Transfer Agent
BANKERS TRUST COMPANY
130 Liberty Street
New York, NY  10006

Independent Accountants
PRICEWATERHOUSECOOPERS LLP
250 West Pratt Street
Baltimore, MD 21201

Counsel
WILLKIE FARR & GALLAGHER
787 7th Avenue
New York, NY  10019


                              -------------------
         For information on how to invest, shareholder account information and current price and yield information, please contact your relationship manager or the BT Mutual Fund Service Center at (800) 730-1313. This report must be preceded or accompanied by a current prospectus for the Fund.
                              -------------------


                              BT Investment Pacifc Basin Equity CUSIP#055922736
                                                               STA496200 (9/98)